Exhibit 32.2

CERTIFICATION

I, Joseph Restivo, Chief Financial Officer of GVI Security Solutions, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i)  The Company’s accompanying Quarterly Report on Form 10-Q for the three months ended September 30, 2009 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Restivo
Joseph Restivo
Chief Financial Officer

Dated:  November 13, 2009